Exhibit 10.15
As of October 4, 2006
IXIS Real Estate Capital Inc.
9 West 57th Street, 36th Floor
New York, New York 10019

Attention:	Mr. Raymond Sullivan

	Re:	Fourth Amended Master Repurchase Agreement, dated as of October 11, 2005, as amended by Amendment No. 1, dated as of August 10, 2006, as further amended, modified and supplemented from time to time (the “Repurchase Agreement”), among IXIS Real Estate Capital Inc. (“Buyer”), New Century Mortgage Corporation (“NCMC”), NC Asset Holding, L.P. (f/k/a NC Residual II Corporation, “NCAH”), NC Capital Corporation (“NCCC”), New Century Credit Corporation (“New Century”) and Home123 Corporation (“Home123” and together with NCMC, NCAH, NCCC and New Century, the “Seller”)
Ladies and Gentlemen:
          The Termination Date, as defined in the Repurchase Agreement, is October 10, 2006, unless otherwise extended pursuant to Section 3(m) of the Repurchase Agreement, and the Seller has requested that the Buyer extend the Termination Date.
          In consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:
1.	Pursuant to Section 3(m) of the Repurchase Agreement, Buyer hereby extends the Termination Date until the close of business on October 31, 2006 (the period from and including October 10, 2006, to and including October 31, 2006, the “Extension Period”).

2.	Except as described herein, all of the terms of the Repurchase Agreement are hereby ratified and confirmed in all respects.

3.	All capitalized terms used herein and not defined herein shall have the respective meanings ascribed to them in the Repurchase Agreement.

4.	In the event that any provision of this agreement conflicts with any provision of the Repurchase Agreement or the Custodial and Disbursement Agreement, the terms of this agreement shall control.

5.	This agreement shall not be assigned by the Seller without the prior written consent of the Buyer, which consent shall be in Buyer’s sole discretion.

6.	This agreement may be executed in any number of counterparts, each of which shall constitute an original agreement, and all of which together shall constitute one and the same instrument, and either party hereto may execute this agreement by signing any such counterpart.

7.	This agreement shall be governed and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles.
[SIGNATURE PAGES FOLLOWS]

          Please indicate your acceptance and agreement by signing below where indicated and returning an originally executed copy of this agreement to Seller.

Very truly yours,

NEW CENTURY MORTGAGE CORPORATION, as Seller

By:	/s/ Kevin Cloyd

	Name:	Kevin Cloyd
	Title:	Executive Vice President

NC ASSET HOLDING, L.P., as Seller

By: NC DELTEX, LLC, its General Partner

By: NC CAPITAL CORPORATION, its Sole Member

By:	/s/ Kevin Cloyd

	Name:	Kevin Cloyd
	Title:	President

NC CAPITAL CORPORATION, as Seller

By:	/s/ Kevin Cloyd

	Name:	Kevin Cloyd
	Title:	President

NEW CENTURY CREDIT CORPORATION, as Seller

By:	/s/ Kevin Cloyd

	Name:	Kevin Cloyd
	Title:	President

HOME123 CORPORATION, as Seller

By:	/s/ Kevin Cloyd

	Name:	Kevin Cloyd
	Title:	Executive Vice President
Accepted and Agreed:
IXIS REAL ESTATE CAPITAL INC., as Buyer

By:	/s/ Anthony Malanga

	Name:	Anthony Malanga
	Title:	Managing Director

By:	/s/ Christopher Hayden

	Name:	Christopher Hayden
	Title:	Managing Director